Colfax Reports Preliminary Third Quarter Results

RICHMOND, Va., Nov. 4, 2010 /PRNewswire-FirstCall/ -- Colfax Corporation (NYSE: CFX), a global leader in fluid-handling solutions for critical applications, today announced preliminary financial results for the third quarter ended October 1, 2010.

The preliminary results for the three and nine months ended October 1, 2010 and the preliminary restated results for the three and nine months ended October 2, 2009, included herein, reflect management's best estimate of corrections related to the overstatement of the Company's pension liability as described in the Form 8-K filed with the SEC on October 25, 2010.  Final results for the current year periods and final restated results for the 2009 periods could change when the analysis of the pension matter is finalized, and these final results will be reflected in the Company's Third Quarter Report on Form 10-Q and amended prior reports, when filed.  Please refer to the footnote to the financial tables included in this press release for further information.

On a year-over-year basis, highlights for the quarter and the first nine months of 2010 include:

Third quarter of 2010 (all comparisons versus the third quarter of 2009)

  Net income of $5.8 million (13 cents per share -- basic and diluted); adjusted net income (as defined below) of $9.5 million (22 cents per share), a decrease of 6.2% including currency effects and one-time acquisition costs of 3 cents per share
  Net sales of $132.4 million, an increase of 3.0%; organic sales increase (as defined below) of 5.9%
  Operating income of $8.6 million; adjusted operating income (as defined below) of $15.6 million, a decrease of 7.3%.  Excluding currency effects and one-time acquisition costs totaling $1.7 million, adjusted operating income increased $0.5 million or 2.8%.
  Third quarter orders of $124.1 million, an increase of 5.9%; organic order growth (as defined below) of 8.1%
  Backlog of $351.2 million at period end

Year-to-date 2010 (all comparisons versus the first nine months of 2009)

  Net income of $7.6 million (17 cents per share -- basic and diluted); adjusted net income (as defined below) of $23.3 million (53 cents per share), a decrease of 20.9% including currency effects and one-time acquisition costs of 2 cents per share
  Net sales of $375.3 million, a decrease of 4.7%; organic sales decline (as defined below) of 5.0%
  Operating income of $14.8 million; adjusted operating income (as defined below) of $39.3 million, a decrease of 19.4%.  Excluding currency effects and one-time acquisition costs totaling $1.2 million, adjusted operating income decreased $8.3 million or 17.0%.
  Orders for the nine month period of $399.2 million, an increase of 10.7%; organic order growth (as defined below) of 10.1%

Adjusted net income, adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline) are not financial measures calculated in accordance with generally accepted accounting principles in the U.S. ("GAAP"). See below for a description of the measures' usefulness and a reconciliation of these measures to their most directly comparable preliminary GAAP financial measures.

"We're pleased to report stronger than expected results for the third quarter," said Clay Kiefaber, President and CEO of Colfax Corporation. "Both sales and orders on an organic basis were up for the first time since the third quarter of 2008. We're continuing to see broad based improvement in most end markets and regions.  We expect to have a strong fourth quarter, seasonally our strongest, and are raising our guidance.  We now expect organic sales to be flat to down 2% for the year versus our previous guidance of down 2% to 5% from 2009. We're expecting adjusted EPS to be in the range of $.83 to $.88 compared to our previous guidance of $.70 to $.77, including a currency benefit of 3 cents.  Earnings will be driven by our oil and gas, general industrial and defense businesses as well as productivity improvements partially offset by lower margin commercial marine projects."

He added, "We're continuing to gain traction with our strategic improvement priorities, including CBS, the development of new VOC-aligned products, the alignment of the global functional organization, and the development of our Asian strategy.  We're also continuing to build our team, and are delighted to welcome Scott Brannan as our Chief Financial Officer, Lynne Puckett as our General Counsel, and Clay Perfall as a Board Director and Chairman of the Audit Committee.  These highly talented individuals are committed to living our values and driving best-of-class performance, and we look forward to their contributions in the pursuit of long-term value creation."

Non-GAAP Financial Measures and Other Adjustments

Colfax has provided in this press release financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, organic sales growth (decline), organic order growth (decline) and projected adjusted net income per share. Adjusted net income, adjusted net income per share and adjusted operating income exclude asbestos liability and defense costs (income) and asbestos coverage litigation expenses, and restructuring and other related charges to the extent they impact the periods presented. Adjusted net income, adjusted net income per share and projected adjusted net income per share present income taxes at an effective tax rate of 32%. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs.  Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations.  These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Conference Call and Webcast

Colfax will host a conference call to provide details about its preliminary results and outlook on Thursday, November 4 at 8:00 a.m. ET. The call will be open to the public through 877-303-7908 or 678-373-0875 and webcast via Colfax's website at www.colfaxcorp.com under the "Investor Relations" section. Access to a supplemental slide presentation can also be found at the Colfax website under the same heading.  Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call.

About Colfax Corporation

Colfax Corporation is a global leader in critical fluid-handling products and technologies. Through its global operating subsidiaries, Colfax manufactures positive displacement industrial pumps and valves used in oil & gas, power generation, commercial marine, defense and general industrial markets. Colfax's operating subsidiaries supply products under the well-known brands Allweiler, Baric, Fairmount Automation, Houttuin, Imo, LSC, Portland Valve, Tushaco, Warren and Zenith. Colfax is traded on the NYSE under the ticker "CFX." Additional information about Colfax is available at www.colfaxcorp.com.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS:

This press release may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This press release speaks only as of this date. Colfax disclaims any duty to update the information herein.

The term "Colfax" in reference to the activities described in this press release may mean one or more of Colfax's global operating subsidiaries and/or their internal business divisions and does not necessarily indicate activities engaged in by Colfax Corporation.

Colfax Corporation
Condensed Consolidated Statements of Operations
Dollars in thousands, except per share data
(Preliminary(1) and unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2010	October 2, 2009	October 1, 2010	October 2, 2009
		As Restated		As Restated

Net sales	$ 132,397	$ 128,545	$ 375,336	$ 394,053
Cost of sales	85,300	82,339	243,502	255,277

Gross profit	47,097	46,206	131,834	138,776
Selling, general and administrative expenses	29,930	27,876	87,836	85,468
Research and development expenses	1,583	1,523	4,731	4,610
Restructuring and other related charges	2,441	9,608	9,515	10,755
Asbestos liability and defense costs (income)	2,202	(4,303)	4,179	(1,176)
Asbestos coverage litigation expenses	2,339	1,845	10,763	8,838

Operating income	8,602	9,657	14,810	30,281
Interest expense	1,544	1,834	5,075	5,466

Income before income taxes	7,058	7,823	9,735	24,815
Provision for income taxes	1,222	2,294	2,176	7,750

Net income	$ 5,836	$ 5,529	$ 7,559	$ 17,065

Net income per share -- basic and diluted	$ 0.13	$ 0.13	$ 0.17	$ 0.39

(1) The preliminary results for the three and nine months ended October 1, 2010 and the preliminary restated results for the three and nine months ended October 2, 2009, included herein, reflect management’s best estimate of corrections related to the overstatement of the Company’s pension liability as described in the Form 8-K filed with the SEC on October 25, 2010.  Selling, general and administrative expenses for the nine months ended October 1, 2010, include an estimated correction related to the first six months of 2010, resulting in a reduction of $0.5 million compared to the historical results reported in the Company’s Quarterly Report on Form 10-Q for the period ended July 2, 2010.  The related net income impact for nine months ended October 1, 2010 is an after-tax benefit of $0.3 million ($.01 per share).

Selling, general and administrative expenses for the three and nine months ended October 2, 2009, include estimated corrections resulting in reductions of $0.3 million and $0.8 million, respectively, compared to the historical results reported in the Company’s Quarterly Report on Form 10-Q for the period ended October 2, 2009.  The related net income impacts for the three and nine months ended October 2, 2009, are after-tax benefits of $0.2 million (less than $.01 per share) and $0.5 million ($.01 per share), respectively.

Final results for the current year periods and final restated results for the 2009 periods could change when the analysis of the pension matter is finalized, and these final results will be reflected in the Company’s Quarterly Report on Form 10-Q for the period ended October 1, 2010 and amended prior reports, when filed.  The Company will amend and restate the consolidated financial statements contained it its Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the periods ended April 2, 2010 and July 2, 2010.  The Company plans to file the amended reports as soon as practicable in the fourth quarter of 2010.

Colfax Corporation
Reconciliation of GAAP to non-GAAP Financial Measures
Dollars in thousands, except per share data
(Preliminary(1) and unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2010	October 2, 2009	October 1, 2010	October 2, 2009
		As Restated		As Restated

Adjusted Net Income and Adjusted Earnings per Share
Net income	$ 5,836	$ 5,529	$ 7,559	$ 17,065

Restructuring and other related charges	2,441	9,608	9,515	10,755
Asbestos liability and defense costs (income)	2,202	(4,303)	4,179	(1,176)
Asbestos coverage litigation expenses	2,339	1,845	10,763	8,838
Tax adjustment to effective rate of 32%	(3,271)	(2,497)	(8,765)	(6,084)

Adjusted net income	$ 9,547	$ 10,182	$ 23,251	$ 29,398
Adjusted net income margin	7.2%	7.9%	6.2%	7.5%

Weighted average shares outstanding - diluted	43,619,252	43,324,995	43,539,372	43,274,177
Adjusted net income per share	$ 0.22	$ 0.24	$ 0.53	$ 0.68

Net income per share -- basic and diluted in accordance with GAAP
	$ 0.13	$ 0.13	$ 0.17	$ 0.39

Adjusted Operating Income
Operating income	$ 8,602	$ 9,657	$ 14,810	$ 30,281

Restructuring and other related charges	2,441	9,608	9,515	10,755
Asbestos liability and defense costs (income)	2,202	(4,303)	4,179	(1,176)
Asbestos coverage litigation expenses	2,339	1,845	10,763	8,838

Adjusted operating income	$ 15,584	$ 16,807	$ 39,267	$ 48,698
Adjusted operating income margin	11.8%	13.1%	10.5%	12.4%

(1) The preliminary results for the three and nine months ended October 1, 2010 and the preliminary restated results for the three and nine months ended October 2, 2009, included herein, reflect management’s best estimate of corrections related to the overstatement of the Company’s pension liability as described in the Form 8-K filed with the SEC on October 25, 2010.  Selling, general and administrative expenses for the nine months ended October 1, 2010, include an estimated correction related to the first six months of 2010, resulting in a reduction of $0.5 million compared to the historical results reported in the Company’s Quarterly Report on Form 10-Q for the period ended July 2, 2010.  The related net income impact for nine months ended October 1, 2010 is an after-tax benefit of $0.3 million ($.01 per share).

Selling, general and administrative expenses for the three and nine months ended October 2, 2009, include estimated corrections resulting in reductions of $0.3 million and $0.8 million, respectively, compared to the historical results reported in the Company’s Quarterly Report on Form 10-Q for the period ended October 2, 2009.  The related net income impacts for the three and nine months ended October 2, 2009, are after-tax benefits of $0.2 million (less than $.01 per share) and $0.5 million ($.01 per share), respectively.

Final results for the current year periods and final restated results for the 2009 periods could change when the analysis of the pension matter is finalized, and these final results will be reflected in the Company’s Quarterly Report on Form 10-Q for the period ended October 1, 2010 and amended prior reports, when filed.  The Company will amend and restate the consolidated financial statements contained it its Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the periods ended April 2, 2010 and July 2, 2010.  The Company plans to file the amended reports as soon as practicable in the fourth quarter of 2010.

Colfax Corporation
Change in Sales, Orders and Backlog
Dollars in millions
(Unaudited)

	Sales		Orders

Three Months Ended October 2, 2009	$ 128.5		$ 117.2

Components of Change:
Existing businesses	7.6	5.9%	9.4	8.1%
Acquisitions	3.0	2.3%	3.0	2.5%
Foreign currency translation	(6.7)	(5.2)%	(5.5)	(4.7)%
Total	3.9	3.0%	6.9	5.9%

Three Months Ended October 1, 2010	$ 132.4		$ 124.1

					Backlog at
	Sales		Orders		Period End

Nine Months Ended October 2, 2009	$ 394.1		$ 360.8		$ 325.3

Components of Change:
Existing businesses	(20.0)	(5.0)%	36.2	10.1%	(7.2)	(2.2)%
Acquisitions	4.6	1.2%	4.7	1.3%	42.3	13.0%
Foreign currency translation	(3.4)	(0.9)%	(2.5)	(0.7)%	(9.2)	(2.8)%
Total	(18.8)	(4.7)%	38.4	10.7%	25.9	8.0%

Nine Months Ended October 1, 2010	$ 375.3		$ 399.2		$ 351.2

Colfax Corporation
Reconciliation of Projected 2010 Net Income Per Share to Adjusted Net Income Per Share
Amounts in Dollars
(Preliminary(1) and unaudited)

	EPS Range

Projected net income per share - fully diluted	$0.38	$0.43

Restructuring and other related charges incurred year-to-date	0.15	0.15
Estimated restructuring and other related charges (2)	0.02	0.02
Asbestos coverage litigation expenses	0.20	0.20
Asbestos liability and defense costs	0.08	0.08

Projected adjusted net income per share - fully diluted	$0.83	$0.88

(1) The preliminary projected net income per share for the year ended December 31, 2010 reflects management’s best estimate of corrections related to the overstatement of the Company’s pension liability as described in the Form 8-K filed with the SEC on October 25, 2010.  Projected 2010 net income per share includes an after-tax benefit of $.01 per share for the estimated correction related to the first six months of 2010, compared to the historical results for that period as reported in the Company’s Quarterly Report on Form 10-Q for the period ended July 2, 2010.  Final results for the current year periods could change when the analysis of the pension matter is finalized.

(2) Represents estimated restructuring and other related charges for actions implemented through November 4, 2010.

CONTACT:  Mitzi Reynolds, Vice President, Investor Relations, Colfax Corporation, +1-804-327-5689